                                     EXHIBIT 99.3

                                LETTER OF TRANSMITTAL
                          TO EXCHANGE SHARES OF COMMON STOCK
                                          OF
                           ROGERS, CASEY & ASSOCIATES, INC.
                 PURSUANT TO THE AGREEMENT AND PLAN OF REORGANIZATION
                                 DATED APRIL 25, 1996
                              FOR SHARES OF BARRA, INC.


- - --------------------------------------------------------------------------------


         THIS LETTER OF TRANSMITTAL MUST BE COMPLETED, SIGNED AND SUBMITTED, TOGETHER WITH YOUR RCA SHARE CERTIFICATE(S), TO THE TRANSFER AGENT:

                       The Transfer Agent for the Exchange is:
                                WELLS FARGO BANK, N.A.



    IF BY MAIL:  (CERTIFIED)                IF BY MESSENGER/OVERNIGHT COURIER:

    Wells Fargo Bank, N.A.                       Wells Fargo Bank, N.A.
       Exchange Agent                                 Exchange Agent
  Corporate Trust Department                    Corporate Trust Department
       P.O. Box 4177                        15821 Ventura Boulevard, Suite 670
Woodland Hills, CA 91365-4177                             Encino, CA 91436


       DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE
                        WILL NOT CONSTITUTE A VALID DELIVERY.



THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

This Letter of Transmittal is to be completed by shareholders if certificates for RCA Shares (as defined below) are to be forwarded herewith.


                                          1.

                        DESCRIPTION OF RCA SHARES SURRENDERED



- - -----------------------------------------------------------------------------------------------------------------------------
         Name(s) and Address(es)
         of Registered Holder(s)
    (Please fill in, if blank, exactly as                            Share Certificate(s) and Share(s) Surrendered
   name(s) appear(s) on Share Certificate(s))                            (Attach additional list, if necessary)
- - -----------------------------------------------------------------------------------------------------------------------------
- - -----------------------------------------------------------------------------------------------------------------------------
                                                                                                   Total Number of Shares
                                                                     Share Certificate              Represented by Share
                                                                         Number(s)                     Certificate(s)
                                                                ------------------------------------------------------------


                                                                ------------------------------------------------------------


                                                                ------------------------------------------------------------


                                                                ------------------------------------------------------------

                                                                     Total Shares
                                                                ------------------------------------------------------------


                      NOTE:  SIGNATURE(S) MUST BE PROVIDED BELOW
                 PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


LADIES AND GENTLEMEN:

    The undersigned hereby delivers to BARRA, Inc., a California corporation ("BARRA" or the "Company"), the above-described shares of common stock, par value $.10 per share (the "RCA Shares"), of Rogers, Casey & Associates, Inc., a Delaware corporation ("RCA"), in exchange for 4.955 fully paid and nonassessable shares of common stock of BARRA, no par value per share (the "BARRA Shares") for each RCA Share delivered, subject to adjustment and upon the terms and subject to the conditions set forth in the Agreement and Plan of Reorganization, dated April 25, 1996 (the "Reorganization Agreement"), by and among BARRA, RCA and certain shareholders of RCA (the "RCA Shareholders").

    Pursuant to the terms of the Reorganization Agreement, a BARRA subsidiary, RCA Acquisition Corp. will be formed under Delaware law (the "Merger Sub") and will be merged with and into RCA such that RCA will become a wholly-owned subsidiary of BARRA (the "Merger"), and each issued and outstanding RCA Share (other than fractional shares or any shares as to which dissenters' rights have been perfected) shall be converted into 4.955 fully paid and nonassessable BARRA Shares, subject to adjustment in accordance with the Reorganization Agreement. In addition, ten percent (10%) of the BARRA Shares (the "Escrow Shares") shall be held in escrow (the "Escrow") as security for the joint and several indemnity obligations of RCA and the shareholders of RCA (collectively the "Shareholders" and each individually, a "Shareholder") until the publication of BARRA's audited financial statements for the fiscal year in which the closing (the "Closing") of the transactions contemplated in the Reorganization Agreement occurs. Because BARRA's fiscal year ends on March 31, the Escrow Shares are not expected to be released until on or about June 30, 1997.


                                          2.

                    THIS LETTER OF TRANSMITTAL MUST BE ACCOMPANIED
                  BY PHYSICAL DELIVERY OF THE RCA SHARE CERTIFICATES

    In accordance with and pursuant to the terms of the Reorganization Agreement, the undersigned registered holder(s) of the RCA Shares to be exchanged, or the transferee or assignee of such registered holder(s), hereby surrenders to you, as Transfer Agent, the RCA Shares in exchange for BARRA Shares previously described to be issued.

    The undersigned understands that surrender is not made in acceptable form until receipt by the Transfer Agent of the RCA Share Certificates AND this Letter of Transmittal, duly completed and signed (with signature guaranteed, if required), together with all accompanying stock powers or other evidences of authority, if required, in form satisfactory to BARRA (which may delegate power in whole or in part to the Transfer Agent). All questions as to validity, form and eligibility of any surrender of the RCA Shares hereunder will be determined by BARRA (which may delegate such power in whole or in part to the Transfer Agent), and such determination shall be final and binding.


REPRESENTATIONS AND WARRANTIES
    The undersigned represents that the undersigned has full authority to surrender the RCA Shares, free and clear of all liens, claims and encumbrances. The undersigned, upon request, will execute and deliver any additional documents reasonably deemed appropriate or necessary by the Transfer Agent in connection with the surrender of the RCA Shares. All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

    The undersigned further hereby represents and warrants that:

    (a) The BARRA Shares received by the undersigned pursuant to the terms of the Reorganization Agreement (the "Securities") will be acquired for the undersigned's own account, not as a nominee or agent, and not with a view to the distribution of any part thereof.

    (b) The undersigned has had the opportunity to investigate BARRA's business, management and financial condition and to receive and read the Notice of Merger and Information Memorandum delivered to the Shareholders by BARRA and RCA and has had access to such other information about BARRA as the undersigned has deemed necessary or desirable to reach an informed and knowledgeable decision to acquire the Securities.

    (c) The undersigned understands that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act") by reason of reliance upon certain exemptions therefrom, and that the reliance of BARRA on such exemptions is predicated upon, among other things, the bona fide nature of the undersigned's investment intent as expressed herein.

    (d) The undersigned is knowledgeable in business and financial matters and is capable of evaluating the merits and risks of an investment in BARRA. The undersigned acknowledges that it has the ability to bear the economic risk of its investment pursuant to the Reorganization Agreement.

    (e) The undersigned understands that the Securities being purchased hereunder are restricted securities within the meaning of Rule 144 under the Securities Act and that the Securities are not registered and must be held indefinitely unless they are subsequently registered or an exemption from such registration is available.


                                          3.

    (f) Each certificate representing the Securities when delivered to the undersigned shall be endorsed with the following, or a substantially similar, legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED (I) IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THESE SECURITIES UNDER THE 1933 ACT, AND AN EFFECTIVE REGISTRATION OR QUALIFICATION OF THESE SECURITIES FOR SALE UNDER ANY APPLICABLE STATE SECURITIES LAW; (II) IN THE ABSENCE OF AN OPINION OF COUNSEL SATISFACTORY TO BARRA, INC. THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED; OR (III) UNLESS SOLD PURSUANT TO RULE 144 OR OTHER APPLICABLE PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAW.

    The undersigned agrees not to attempt any transfer of the Securities without first complying with the substance of said legend, and agrees that satisfaction of legend conditions may depend in part upon an opinion of counsel reasonably acceptable in form and substance to BARRA, or such other equivalent evidence satisfactory to BARRA.

APPOINTMENT OF ATTORNEY-IN-FACT

    The undersigned hereby appoints John F. Casey as the irrevocable attorney-in-fact, authorized and empowered to act for and on behalf of the Shareholders (including without limitation, the undersigned) in connection with the indemnity provisions of the Reorganization Agreement, as they relate to the Shareholders generally, the Escrow Agreement to be entered into by and among BARRA, RCA, the RCA Shareholders, the Holder's Agent (as defined below) and The Bank of San Francisco (the "Escrow Agreement"), the notice provisions of the Reorganization Agreement and such other matters as are reasonably necessary for the consummation of the transactions contemplated by the Reorganization Agreement and the Merger. John F. Casey, as well as any subsequent representative of the Shareholders appointed by him, or after his death or incapacity elected by vote of holders of a majority of the RCA Shares outstanding immediately prior to the Effective Date, shall be referred to as the "Holder's Agent." The powers of the Holder's Agent include, without limitation, the power to act as the representative of the Shareholders (including without limitation, the undersigned) to review and authorize all set-offs, claims and other payments authorized or directed by the Escrow Agreement and to dispute or question the accuracy thereof, to compromise on their behalf with BARRA any claims asserted thereunder and to authorize payments to be made with respect thereto and to take such further actions as are authorized in the Reorganization Agreement. The Holder's Agent shall not be liable to any of the Shareholders or BARRA, and its respective affiliates, or any other person with respect to any action taken or omitted to be taken by the Holder's Agent under or in connection with the Reorganization Agreement or the Escrow Agreement unless such action or omission results from or arises out of fraud, gross negligence, willful misconduct or bad faith on the part of the Holder's Agent. BARRA and its affiliates (including, after the Closing, RCA) shall be entitled to rely on such appointment and to treat such Holder's Agent as the duly appointed attorney-in-fact of each Shareholder (including without limitation, the undersigned). The undersigned, by delivering this Letter of Transmittal and his or her RCA Shares and by acceptance of BARRA Shares in connection with the Merger, without any further action, confirms such appointment and authority and acknowledges and agrees that such appointment is irrevocable and coupled with an interest. The undersigned understands that the willingness of BARRA to enter into the Reorganization Agreement is based, in part, on the appointment of a representative to act on behalf of the Shareholders.


                                          4.

    The undersigned further understands that delivery of the BARRA Shares in exchange for surrendered RCA Shares will be made as promptly as practicable after the receipt of such RCA Shares by the Transfer Agent. Unless otherwise indicated under "SPECIAL ISSUANCE INSTRUCTIONS" or "SPECIAL DELIVERY INSTRUCTIONS" set forth below, the Transfer Agent will deliver the BARRA Shares to the undersigned at the first address set forth above.


- - --------------------------------------------------------------------------------

                            SPECIAL ISSUANCE INSTRUCTIONS
                                 (See Instruction 2)

TO BE COMPLETED ONLY IF CERTIFICATES FOR BARRA SHARES ARE TO BE ISSUED IN THE NAME OF SOMEONE OTHER THAN THE UNDERSIGNED.


Issue BARRA Shares and any Cash Payments to:

Name
    ---------------------------------------------------------------------------
                                    (Please Print)

Address
       -----------------------------------------------------------------------

- - -------------------------------------------------------------------------------
                                  (Include zip code)


- - -------------------------------------------------------------------------------
                                (Tax Identification or
                               Social Security Number)
                              (See Substitute Form W-9)


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------

                            SPECIAL DELIVERY INSTRUCTIONS
                                 (See Instruction 2)

TO BE COMPLETED ONLY IF CERTIFICATES FOR BARRA SHARES ARE TO BE MAILED TO SOMEONE OTHER THAN THE UNDERSIGNED, OR TO THE UNDERSIGNED AT AN ADDRESS OTHER THAN THAT APPEARING UNDER "DESCRIPTION OF CERTIFICATES SURRENDERED."


Mail BARRA Shares and any Cash Payments to:

Name
    ---------------------------------------------------------------------------
                                    (Please Print)

Address
       -----------------------------------------------------------------------

- - -------------------------------------------------------------------------------
                                  (Include zip code)


- - --------------------------------------------------------------------------------


                                          5.

- - --------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------

SIGN HERE:  SIGNATURE(S) OF OWNER(S).  SEE INSTRUCTION 2.

- - ---------------------------------------------  Date: --------------------------

- - ---------------------------------------------  Date: --------------------------

(Must be signed by registered holder(s) EXACTLY as name(s) appear(s) on Certificate(s) (or by Person(s) authorized to become registered holder(s) by the Certificate(s) and documents transmitted herewith). If signature is by an attorney, executor, administrator, trustee, custodian, guardian or other person acting in a fiduciary capacity, set forth full title.


Name(s):
        ----------------------------------------------------------------------

Capacity (Full Title):
                      --------------------------------------------------------

Address:
        ----------------------------------------------------------------------

        ----------------------------------------------------------------------


Telephone Number: -------------------------------------------------------------


SIGNATURE(S) GUARANTEED BY:  (WHEN REQUIRED - SEE INSTRUCTION 2)

Authorized Signature: ---------------------------------  Date: ----------------

Name of Firm: -----------------------------------------  Date: ----------------

Address: ----------------------------------------------  Date: ----------------

- - -------------------------------------------------------------------------------

Telephone Number: -------------------------------------  Date: ----------------

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- - --------------------------------------------------------------------------------


                                          6.

                                     INSTRUCTIONS

       FORMING PART OF THE TERMS AND CONDITIONS OF THE REORGANIZATION AGREEMENT


    1. DELIVERY OF LETTER OF TRANSMITTAL AND SECURITIES. This Letter of Transmittal, completed and signed (with signature guaranteed, if required), must be used in connection with the delivery and surrender of the RCA Shares. A LETTER OF TRANSMITTAL AND THE RCA SHARES MUST BE RECEIVED BY THE TRANSFER AGENT, IN SATISFACTORY FORM, IN ORDER TO MAKE AN EFFECTIVE SURRENDER. The method of delivery of the RCA Shares and other documents is at the election and risk of the holder. If such delivery is by mail, registered or certified mail with return receipt requested, properly insured, is required. Surrender may be made by mail or hand delivery (messenger or overnight courier) to the Transfer Agent at the respective addresses shown on the face of this Letter of Transmittal. A mailing envelope addressed to the Transfer Agent is enclosed for your convenience.

    2. SIGNATURE ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the RCA Shares, the signature(s) on this Letter of Transmittal must be EXACTLY the same as the name(s) appearing on the face of the RCA Shares Certificate, without alteration or any change whatsoever.

    In the case of endorsement or signatures by attorneys, executors, administrators, trustees, guardians, agents or others acting in a fiduciary or representative capacity, the person signing must give such person's full title in such capacity, and the RCA Shares must be accompanied by evidence satisfactory to the Transfer Agent of the authority of such person to make the endorsement together with all supporting documents necessary to validate the surrender.

    The RCA Shares delivered for exchange by an assignee of the registered holder(s) thereof must be endorsed or accompanied by a properly executed stock power with the signatures guaranteed, in either case, by a commercial bank or trust company having an office or correspondent in the United States which is a member of a Medallion Signature Program approved by the Securities Transfer Association, Inc. (an "Eligible Institution"). The RCA Shares submitted by the registered holder(s) thereof should not be endorsed or assigned for transfer.

    No signature guarantee is required on this Letter of Transmittal if it is signed by, and the BARRA Shares are to be issued in the name of, the registered holder(s) of the RCA Shares delivered for exchange, or if such RCA Shares are delivered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

    3. TRANSFER TAXES. RCA will pay all transfer taxes applicable to the exchange of the RCA Shares, except in the case of a delivery of the BARRA Shares to any person(s) other than the registered holder(s) of the RCA Shares.

    4. VALIDITY OF SURRENDER; IRREGULARITIES. All questions as to validity, form and eligibility of any surrender of the RCA Shares hereunder will be determined by BARRA (which may delegate power in whole or in part to the Transfer Agent), and such determination shall be final and binding. BARRA reserves the right to waive any irregularities or defects in the surrender of any RCA Share Certificate, and its interpretations of the terms and conditions of the Reorganization Agreement and of this Letter of Transmittal (including these instructions) with respect to such irregularities or defects shall be final and binding. A surrender will not be deemed to have been made until all irregularities have been cured or waived.

    5. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the BARRA Shares are to be issued in the name of a person other than the signatory to this Letter of Transmittal, or if the BARRA Shares are to be sent to someone other than the signatory to this Letter of Transmittal, or to an address other than the first address shown above, the


                                          7.

appropriate sections of this Letter of Transmittal must be completed. Please see Instruction 2 regarding required signature guarantees and stock powers in connection with the Special Issuance and Special Delivery option.

    6. INADEQUATE SPACE. If the space provided in this Letter of Transmittal is inadequate, the identification numbers of the RCA Share Certificate(s) and the number of RCA Shares should be listed on a separate, signed schedule affixed hereto.

    7. LETTER OF TRANSMITTAL REQUIRED; SURRENDER OF CERTIFICATES; LOST CERTIFICATES. No person shall receive any BARRA Shares unless such person has delivered this Letter of Transmittal, duly completed and signed, to the Transfer Agent, together with the RCA Share Certificate(s) and any required accompanying evidence of authority in form satisfactory to BARRA. If the RCA Share Certificate(s) have been lost or destroyed, such loss or destruction should be indicated on the face of this Letter of Transmittal. In such event, the Transfer Agent will forward additional documentation necessary to surrender effectively such lost or destroyed RCA Share Certificate(s).

    8. SUBSTITUTE FORM W-9. Holders must complete the Substitute Form W-9, provided under "Important Tax Consequences" below.

    9. MISCELLANEOUS. If any of the RCA Share Certificate(s) are registered in different forms of the holder's name (E.G., "Jane Doe" and "J. Doe"), such holder must complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

    10. FRACTIONAL SHARES. The Company will not issue fractions of shares on the exchange of certificates. In lieu thereof, each such holder entitled to a fraction of a share of BARRA Shares shall receive an amount in cash as described in the Reorganization Agreement.

    11. ADDITIONAL COPIES AND FURTHER INFORMATION. Requests for additional copies of this Letter of Transmittal, or any questions pertaining to the exchange procedures generally, may be directed to Maria Hekker, General Counsel at BARRA, Inc., 1995 University Avenue, Berkeley, CA 94704-1058, or to the Exchange Agent at (800) 522-6645.


                              IMPORTANT TAX CONSEQUENCES

    GENERAL. The Merger is intended to qualify as a tax-free reorganization within the meaning of the provisions of Section 368 of the Internal Revenue Code (the "Code"). If the Merger does so qualify as a tax-free reorganization, the following income tax consequences will result (i) the Merger will constitute a reorganization within the meaning of Section 368(a)(1)(A) of the Code by reason of Section 368(a)(2)(E) of the Code; (ii) BARRA, Merger Sub, and RCA will each be a party to the reorganization within the meaning of Section 368(b) of the Code; (iii) the Merger will not result in the recognition of a gain or loss to BARRA, Merger Sub, RCA, or the Shareholders, other than any cash paid in connection with the exercise of dissenters' rights; (iv) the adjusted basis of each of the former Shareholders in the BARRA Shares received in the Merger will be the same as the adjusted basis of the RCA Shares surrendered in exchange therefor; and (v) the holding period of the BARRA Shares received by the Shareholders will include the holding period of the RCA Shares surrendered in exchange therefor. The foregoing represents BARRA's and RCA's best judgment as to the expected federal income tax consequences of the Merger and is not binding on the Internal Revenue Service ("IRS"). The IRS may challenge the conclusions stated herein, and the Shareholders may incur the cost and expense of defending positions taken by them with respect to the Merger.

    CONSEQUENCES OF FAILED REORGANIZATION. If the Merger does not qualify as a reorganization under Section 368 of the Code, the transaction will be treated for federal income tax purposes as a purchase of the RCA


                                          8.

Shares from the undersigned by BARRA in exchange for the BARRA Shares. In such event, the undersigned would recognize gain or loss equal to the difference between the fair market value of the BARRA Shares received and the undersigned's adjusted basis in its RCA Shares, which gain or loss would be long-term capital gain or loss if such stock has been held for more than one year, provided the stock has been held as a capital asset. Additionally, the undersigned would recognize income or gain to the extent it receives any cash in connection with the exercise of dissenters' rights or for payment in lieu of receiving fractional BARRA Shares. Neither BARRA nor RCA would recognize gain or loss in such event.

    BACKUP WITHHOLDING. Federal income tax law requires that a holder of the RCA either provide RCA with its correct taxpayer identification number (which, in the case of a Shareholder who is an individual, is his or her social security number), or, establish a basis for exemption from backup withholding. Exempt holders (including, among others, corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. If the correct taxpayer identification number or an adequate basis for exemption is not provided, the shareholder will be subject to withholding of 31.0% of the cash (if any) received with respect to dividends paid or the proceeds of a sale, exchange or redemption of BARRA Shares.

    To prevent backup withholding, each Shareholder must complete the Substitute Form W-9 provided below and must certify under penalties of perjury
(i) that the taxpayer identification number provided is correct (or that such Shareholder is awaiting a taxpayer identification number), and (ii) that the Shareholder is not subject to backup withholding because (a) such Shareholder is exempt from backup withholding, (b) the Shareholder has not been notified by the IRS that such Shareholder is subject to backup withholding as a result of the failure to report all interest or dividends, or (c) the IRS has notified such Shareholder that it is no longer subject to backup withholding. The Substitute Form W-9 should be completed, signed, and returned with this Letter of Transmittal. In order for a Shareholder who is a foreign individual to qualify as an exempt recipient, that Shareholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such a statement can be obtained from the Transfer Agent.


                                          9.

- - --------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------

SUBSTITUTE              PART 1 -            Social Security Number OR
FORM W-9                PLEASE PROVIDE      Employer Identification Number:
                        -------------------------------------------------------
Payer's Request for
Taxpayer Identification PART 2 - CHECK THE BOX IF YOU ARE NOT SUBJECT TO BACKUP
Number (TIN)            WITHHOLDING UNDER THE PROVISIONS OF SECTION 3406(A)(i)
                        OF THE INTERNAL REVENUE CODE BECAUSE (1) YOU HAVE NOT
                        BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP
                        WITHHOLDING AS A RESULT OF FAILURE TO REPORT ALL
                        INTEREST OR DIVIDENDS OR (2) THE INTERNAL REVENUE
                        SERVICE HAS NOTIFIED YOU THAT YOU ARE NO LONGER SUBJECT
                        TO BACKUP WITHHOLDING.


                                                                / /

                        -------------------------------------------------------

                        PART 3 -
                        CHECK IF AWAITING TIN                   / /

                        -------------------------------------------------------

Department of the       CERTIFICATION - UNDER THE PENALTIES OF PERJURY, I
Treasury Internal       CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS
Revenue Service         TRUE, CORRECT AND COMPLETE.

                        Signature ------------------------- Date --------------

                        Address -----------------------------------------------

                        -------------------------------------------------------
                                            (Include Zip Code)

- - --------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------


                                      10.